UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Gregory C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

(a)

Swan Hedged Equity US Large Cap ETF (HEGD)

ANNUAL REPORT

November 30, 2023

Swan Hedged Equity US Large Cap ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overview (Unaudited)	5
Schedule of Investments and Schedule of Written Options	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Supplemental Information (Unaudited)	21
Board of Trustees and Officers (Unaudited)	22
Privacy Policy (Unaudited)	24

Swan Hedged Equity US Large Cap ETF

Shareholder Letter

November 30, 2023 (Unaudited)

Fiscal Year Annual Review through November 30th, 2023

The Swan Hedged Equity US Large Cap ETF (HEGD, the “Fund”) posted a 5.32% return (at NAV) over the twelve-month period ended November 30, 2023. The Fund trailed the S&P 500 Total Return Index’s return of 13.84%, which is to be expected during a rising market. The return of HEGD was closer to the 6.41% return of the Cboe S&P 500 95-110 Collar Index, used to represent hedged equity strategies.

While the S&P 500 Total Return Index was negative for almost all of 2022, the market found a bottom in October of 2022 and has spent the last year-plus digging out of its hole. As of this writing, the S&P 500 is close to regaining all the losses from the bear market. Like last year, market activity was driven primarily by the Federal Reserve Bank’s response to the post-pandemic inflation spike. In 2022, equity and bond markets were driven downwards by a rapid and extreme rise in interest rates. During 2023, markets staged their strongest rallies when the Fed would indicate the rate rising cycle was nearing an end or if rate cuts might be on the horizon.

The Fund does not try to time the market or make predictions as to when a bear market might start or end. As a hedged equity solution the Fund seeks to be prepared for bear markets or bull markets whenever they might occur. The Fund does this by maintaining a balanced exposure and actively managing the risk-return profile as markets shift.

Strategy

The Fund follows the motto “Always Invested, Always Hedged.” The “always invested” element is an allocation to ETFs that are intended to track the market upwards during bull markets. The “always hedged” component consists of put options that are designed to increase in value during bear markets.1

The equity positions are in S&P 500-based ETFs that represent a broad range of U.S. large cap stocks to ensure diversification. These ETFs are buy-and-hold positions and usually represent about 90% of the portfolio. The hedging is created via long-term “LEAPS” put options.2 Sometimes we might buy additional shorter-term puts to supplement the long-term put options. We allocate roughly 10% to the hedge at the time of initial purchase. Additionally, we buy and sell call options in an effort to mitigate the cost of carry associated with the hedge.3

The equity and hedge positions are meant to be negatively correlated. Losses in one component are intended to be offset by gains in another, thereby reducing the overall volatility of the Fund. The benefit of a hedged equity approach is that the overall portfolio is designed to lose less in a down market. The drawback is a hedged equity approach won’t capture 100% of an up market. Over the one-year period ended November 30, 2023, the equity portion of the Fund gained 13.4% and the put option hedges declined by -6.3%. Both were within expectations.

As part of its normal process, the Fund reset its hedge level towards the end of December 2022. The S&P 500 ended 2022 with a price level of 3,850 and the Fund’s put options had a strike price of 3,750.

As an actively managed solution, the Fund constantly seeks to maintain the proper balance between upside potential and downside risk mitigation. As the bull market took hold and the S&P 500 racked up gains, the put options purchased in late 2022 wouldn’t have been as effective in deferring losses should the markets reverse. The management of the Fund opted to reset half of the put options to higher market levels in September 2023 to better hedge the year-to-date gains.

[1]

Put option - A put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option.

[2]	LEAPS - Long-term Equity Anticipation Securities have the same characteristics as standard options, but with expiration dates up to three years in the future.

[3]

Call option - A call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option.

Swan Hedged Equity US Large Cap ETF

Shareholder Letter

November 30, 2023 (Unaudited) (Continued)

Outlook

Both the economy and the market exceeded expectations in 2023. The prospect of a “soft landing,” where inflation could be tamed at a minimal cost to unemployment or consumer spending, seemed unlikely. To their credit, it does appear that the Fed has successfully navigated this difficult path and investors have returned to the equity markets.

That said, there are concerns as we are about to enter 2024:

●

Monetary policy tends to operate with a considerable lag. Even though consumption and employment have held up throughout 2023, there may be some delayed effects that have yet to negatively impact the market. It is possible that the S&P 500 has gotten “too far over its skis”, in which case a pullback could occur.

●	The gains in the market have been very narrowly focused on a handful of megacap tech stocks. Outside of the “Magnificent Seven” most stocks have had returns much less impressive.

●	The fiscal situation of the United States is on a dangerous path. Federal spending has increased significantly, and Congress has shown a lack of seriousness in dealing with the problem.

●

The political landscape in 2024 looks to be fraught. According to the polls, most Americans are not thrilled about a rematch between Joe Biden and Donald Trump. Regardless of who wins in November, there will a large contingent of American who will be livid about the results.

It is entirely possible that none of these concerns negatively impact the markets in 2024. Conversely, they could all come to pass, or the market could be whipsawed by some other unforeseen risks. No one has a crystal ball.

Faced with such uncertainty, Swan Global Investments has always been of the opinion that the best approach is to remain invested throughout bull and bear markets, but to also complement your investments with hedging. This “Always Invested, Always Hedged” approach has been the core of our philosophy for over a quarter century and continues to guide us today.

The Fund’s investment objective is to seek capital appreciation while mitigating overall market risk.

An investment in the fund involves risk, including possible loss of principal.

Exchange Traded Funds involve risk, including possible loss of principal. There is no guarantee the Fund will meet its objective. The Fund will use put and call options, which are referred to as “derivative” instruments since their values are based on, or derived from, an underlying reference asset, such as an index. Derivatives can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Options used by the Fund to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Fund’s option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the option strategy may not fully protect the Fund against declines in the value of its portfolio securities. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Selling call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio, and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Swan Hedged Equity US Large Cap ETF

Shareholder Expense Example

November 30, 2023 (Unaudited)

As a shareholder of a fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (June 1, 2023 to November 30, 2023).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Annualized Expense Ratios	Expenses Paid During the Period(1)
Swan Hedged Equity US Large Cap ETF
Actual	$ 1,000.00	$1,057.90	0.80%	$ 4.13
Hypothetical (5% return before expenses)	$ 1,000.00	$1,021.06	0.80%	$ 4.05

(1)	Expenses are calculated using the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the six-month period).

Swan Hedged Equity US Large Cap ETF

Performance Overview

November 30, 2023 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 11/30/2023)

ANNUALIZED TOTAL RETURN FOR THE PERIODS ENDED November 30, 2023
Total Returns	1 Year Return	Since Commencement[1]
Swan Hedged Equity US Large Cap ETF — NAV	5.32%	5.09%
Swan Hedged Equity US Large Cap ETF — Market	5.65%	5.13%
Cboe S&P 500 95-110 Collar Index	6.41%	4.62%
S&P 500 Total Return Index	13.84%	9.26%

[1]	The Fund commenced operations on December 22, 2020.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (866) 617-7926. You cannot invest directly in an index. Shares are bought and sold at market price, not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Cboe S&P 500 95-110 Collar Index (CLL) is based on a collar strategy. An option collar is designed to reduce the cost of hedging negative stock returns. The CLL tracks the value of a portfolio that protects an investment in S&P 500 stocks with a long 5 % out-of-the money put option on the S&P 500 (SPX put). The premium of the put is partly defrayed by the premium collected on a short position in a 10% out-of-the-money SPX call option (SPX call). The CLL Index portfolio is rebalanced monthly after the expiration of SPX call and put, typically 11 am ET every third Friday. New SPX put and call options are then bought and sold respectively. The Standard & Poor’s (S&P) 500 Total Return Index is an unmanaged, market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value, and assumes any distributions are reinvested back into the index. Indexes are unmanaged, and one cannot invest directly in an index.

Swan Hedged Equity US Large Cap ETF

Schedule of Investments

November 30, 2023

	Shares	Value
INVESTMENT COMPANIES — 94.1%
Exchanged Traded Funds — 94.1%
SPDR S&P 500 ETF Trust (a)(b)	401,134	$183,077,558
TOTAL EXCHANGE TRADED FUNDS (Cost $162,116,129)		183,077,558

MONEY MARKET FUNDS — 1.3%
First American Government Obligations Fund - Class X, 5.29% (c)	2,651,957	2,651,957
TOTAL MONEY MARKET FUNDS (Cost $2,651,957)		2,651,957

	Number of Contracts (d)		Notional Value
PURCHASED OPTIONS — 6.7%
PURCHASED CALL OPTIONS — 1.7%
CBOE S&P 500 Index
Expiration: December 2024, Exercise Price: $5,000 (e)	109	1,726,015	$49,789,020
SPDR S&P 500 ETF Trust
Expiration: December 2024, Exercise Price: $455 (e)	355	1,429,940	16,202,200
Expiration: December 2024, Exercise Price: $490 (e)	18	35,676	821,520
Expiration: December 2024, Exercise Price: $500 (e)	16	24,464	730,240
		1,490,080
PURCHASED PUT OPTIONS — 5.0%
CBOE S&P 500 Index
Expiration: December 2023, Exercise Price: $3,550 (e)	229	8,015	104,602,620
Expiration: December 2023, Exercise Price: $3,950 (e)	229	20,610	104,602,620
Expiration: December 2024, Exercise Price: $4,500	123	2,443,395	56,183,940
Expiration: December 2024, Exercise Price: $4,600	202	4,580,350	92,269,560

	Number of Contracts (d)	Value	Notional Value
PURCHASED PUT OPTIONS — 5.0% – (continued)
Expiration: December 2024, Exercise Price: $5,000 (e)	53	$2,043,945	$24,209,340
		9,096,315
SPDR S&P 500 ETF Trust
Expiration: December 2024, Exercise Price: $375	609	450,051	27,794,760
Expiration: December 2024, Exercise Price: $395	100	97,400	4,564,000
Expiration: December 2024, Exercise Price: $440	36	66,546	1,643,040
Expiration: December 2024, Exercise Price: $450	32	68,160	1,460,480
		682,157
TOTAL PURCHASED OPTIONS (Cost $19,655,289)		12,994,567

Total Investments (Cost $184,423,375) — 102.1%		198,724,082
Liabilities in Excess of Other Assets — (2.1)%		(4,124,099)
TOTAL NET ASSETS — 100.0%		$194,599,983

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	A portion or all of the security has been segregated or earmarked as collateral for written options. The amount as of period end is $183,077,558.

(c)	The rate shown is the annualized seven-day yield at period end.

(d)	Each contract has a multiplier of 100.

(e)	Held in connection with a written option, see Schedule of Written Options for more detail.

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Schedule of Written Options

November 30, 2023

	Number of Contracts (a)	Value	Notional Value
WRITTEN OPTIONS — 2.2%
WRITTEN CALL OPTIONS - 0.4%
CBOE S&P 500 Index
Expiration: December 2024, Exercise Price: $5,400	109	$503,035	$49,789,020
SPDR S&P 500 ETF Trust
Expiration: December 2024, Exercise Price: $520	355	300,153	16,202,200
Expiration: December 2024, Exercise Price: $530	18	11,025	821,520
Expiration: December 2024, Exercise Price: $540	16	7,048	730,240
		318,226
WRITTEN PUT OPTIONS — 1.8%
CBOE S&P 500 Index
Expiration: December 2023, Exercise Price: $3,750	458	25,190	209,205,240
Expiration: December 2024, Exercise Price: $5,400	53	3,454,540	24,209,340
		3,479,730
TOTAL WRITTEN OPTIONS (Premiums Received $7,383,770)		$4,300,991

Percentages are stated as a percent of net assets.

CBOE Chicago Board Options Exchange

SPDR Standard & Poor’s Depositary Receipt

(a)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Statement of Assets and Liabilities

November 30, 2023

Assets
Investments, at value (cost $184,423,375)	$198,724,082
Deposits at broker	289,042
Dividends and interest receivable	11,469
Total assets	199,024,593

Liabilities
Written options, at value (premiums received $7,383,770)	4,300,991
Payable to Adviser	123,619
Total liabilities	4,424,610
Net Assets	$194,599,983

Net Assets Consists of:
Paid-in capital	$199,682,895
Total distributable earnings (accumulated losses)	(5,082,912)
Net Assets	$194,599,983

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,320,000
Net Asset Value, redemption price and offering price per share	$18.86

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Statement of Operations

For the Year Ended November 30, 2023

Investment Income
Dividend income	$2,005,592
Interest income	69,555
Total investment income	2,075,147

Expenses
Investment advisory fees	1,104,342
Interest expense	10,369
Total expenses	1,114,711
Net investment income	960,436

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	6,180,427
Purchased options	(7,469,863)
Written options	1,170,934
Net realized loss	(118,502)
Net change in unrealized appreciation/depreciation on:
Investments	8,151,864
Purchased options	(5,353,347)
Written options	3,169,712
Net change in unrealized appreciation/depreciation	5,968,229
Net realized and unrealized gain on investments	5,849,727
Net increase in net assets from operations	$6,810,163

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Statements of Changes in Net Assets

	Year Ended November 30, 2023	Year Ended November 30, 2022
From Operations
Net investment income	$960,436	$727,753
Net realized loss on investments, purchased options and written options	(118,502)	(14,610,442)
Net change in net unrealized appreciation/depreciation on investments, purchased options and written options	5,968,229	3,754,802
Net increase (decrease) in net assets resulting from operations	6,810,163	(10,127,887)

From Distributions
Distributable earnings	(1,114,132)	(496,679)
Total distributions	(1,114,132)	(496,679)

From Capital Shares Transactions
Proceeds from shares sold	95,545,776	86,358,464
Cost of shares redeemed	(45,183,664)	(82,338,365)
Transaction fees (Note 4)	28,146	34,919
Net increase in net assets resulting from capital share transactions	50,390,258	4,055,018

Total Increase (Decrease) in Net Assets	56,086,289	(6,569,548)

Net Assets
Beginning of year	138,513,694	145,083,242
End of year	$194,599,983	$138,513,694

Changes in Shares Outstanding
Shares outstanding, beginning of year	7,670,000	7,620,000
Shares sold	5,160,000	4,720,000
Shares redeemed	(2,510,000)	(4,670,000)
Shares outstanding, end of year	10,320,000	7,670,000

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Financial Highlights

For a Share Outstanding Throughout each Period

Year Ended November 30, 2023	Year Ended November 30, 2022	Period Ended November 30, 2021(1)
Net Asset Value, Beginning of Period	$18.06	$19.04	$16.49

Income (Loss) from investment operations:
Net investment income(2)	0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.83	(1.00)	2.50
Total from investment operations	0.95	(0.92)	2.54

Less distributions paid:
From net investment income	(0.15)	(0.06)	—
Total distributions paid	(0.15)	(0.06)	—

Capital share transactions:
Transaction fees (see Note 4)	0.00	(11)	0.00	(11)	0.01

Net Asset Value, End of Period	$18.86	$18.06	$19.04

Total return, at NAV(3)(4)(6)	5.32%	-4.85%	15.46%
Total return, at Market(3)(5)(6)	5.65%	-5.08%	15.52%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$194,600	$138,514	$145,083

Ratio of expenses to average net assets(7)(8)(9)	0.80%	0.80%	0.79%
Ratio of net investment income to average net assets(7)(8)(9)	0.69%	0.46%	0.27%
Portfolio turnover rate(6)(10)	23%	230%	2%

(1)	The Fund commenced investment operations on December 22, 2020.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(5)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the Cboe BZX Exchange, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the Cboe BZX Exchange, Inc.

(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Includes interest and tax expense of 0.01%, 0.01% and 0.00% for the year/period ended November 30, 2023, November 30, 2022 and November 30, 2021, respectively.
(9)	Does not include income and expenses of investment companies in which the Fund invests.
(10)	Excludes in-kind transactions associated with creations and redemptions of the Fund.
(11)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023

1.	ORGANIZATION

Swan Hedged Equity US Large Cap ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks long term capital appreciation while mitigating overall market risk. The Fund uses a combination of several strategies to produce capital appreciation while reducing risk exposure across market conditions.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by Swan Capital Management, LLC (“Swan Capital” or “Adviser”) using procedures adopted by the Board of Trustees of the Trust (the “Board”). The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. The Board has designated the Adviser as the valuation designee of the Fund. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchange. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The premium a fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at November 30, 2023, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Exchange Traded Funds	$183,077,558	$—	$—	$183,077,558
Money Market Funds	2,651,957	—	—	2,651,957
Purchased Options	—	12,994,567	—	12,994,567
Total Investments - Assets	$185,729,515	$12,994,567	$—	$198,724,082

Other Financial Instruments - Liabilities:
Written Options	$—	$4,300,991	$—	$4,300,991

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of November 30, 2023, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of November 30, 2023, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2023 fiscal year. At November 30, 2023, the Fund’s fiscal year end, the tax periods from commencement of operations remained open to examination in the Fund’s major tax jurisdictions.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Derivatives

The Fund may purchase and write put and call options on indices and enter into related closing transactions. All options written on indices or securities must be covered, the Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations. Put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund utilizes the defined risk strategy philosophy developed in 1997 by Randy Swan, President of the Adviser. In implementing this strategy, the equity portion of the Fund’s portfolio is hedged using put options and the option portion of the Fund’s portfolio is actively managed to seek additional return or provide risk mitigation. Additionally, the Fund invests in derivatives in order to protect against a possible decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future and as a means of increasing the yield on its assets. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Fund maintains minimal counterparty risk through contracts bought or sold on an exchange. As of November 30, 2023, the Fund’s derivative instruments are not subject to a master netting arrangement.

The average monthly value outstanding of purchased and written options during the year ended November 30, 2023, were as follows:

Purchased Options	$16,203,457
Written Options	8,492,828

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of November 30, 2023:

Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options, at value
Purchased Options	$12,994,567	$—
Written Options	—	4,300,991
Total	$12,994,567	$4,300,991

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2023:

	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/Depreciation
	Purchased Options	Written Options	Purchased Options	Written Options
Equity Risk Contracts	$(7,469,863)	$1,170,934	$(5,353,347)	$3,169,712

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Swan Capital, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.79% of the Fund’s average daily net assets. Swan Capital has agreed to pay all expenses of the Fund except the fee paid to Swan Capital under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Swan Global Management, LLC (the “Sub-Adviser”), a Puerto Rico limited liability company serves as the sub-adviser to the Fund. Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board, including the Independent Trustees. For its services, the Sub-Adviser is entitled to a sub-advisory fee paid by the Adviser, which fee is calculated and paid monthly, at a rate of 70% of the Adviser’s net advisory fee.

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) serves as the Fund’s distributor pursuant to an ETF Distribution Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

The Board has adopted a Rule 12b-1 Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Year ended October 31, 2023	$1,114,132	$—
Year ended October 31, 2022	496,679	—

(1)	Ordinary income includes short-term capital gains.

At November 30, 2023, the Fund’s most recent fiscal year end, the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Federal Tax Cost of Investments*	$180,054,713
Gross Tax Unrealized Appreciation	$21,719,147
Gross Tax Unrealized Depreciation	(7,350,769)
Net Tax Unrealized Appreciation	$14,368,378

*	Includes written option premiums.

As of October 31, 2023, the Fund’s tax year end, the tax basis of distributable earnings/(accumulated losses) were as follows:

Undistributed Ordinary Income	$266,216
Other Accumulated Gain (Loss)**	(20,080,992)
Unrealized Appreciation on Investments	4,242,302
Total Distributable Earnings (Accumulated Losses)	$(15,572,474)

**	Includes straddle loss deferral of $(11,056,886).

As of October 31, 2023, the difference between book-basis and tax-basis unrealized appreciation/(depreciation) is due to wash sales and mark-to-market of Section 1256 contracts.

Under current tax law, net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following tax year. The Fund’s carryforward losses and post-December losses are determined only at the end of each tax year. At October 31, 2023, the Fund had indefinite long-term carryforward losses of $5,091,086 and indefinite short-term carryforward losses of $3,933,020.

The Fund did not defer any late year losses for the most recent tax year ended October 31, 2023.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the tax year ended October 31, 2023, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-in Capital
Swan Hedged Equity US Large Cap ETF	$(5,905,366)	$5,905,366

Swan Hedged Equity US Large Cap ETF

Notes to Financial Statements

November 30, 2023 (Continued)

6.	INVESTMENT TRANSACTIONS

During the year ended November 30, 2023, the Fund realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amounts of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Swan Hedged Equity US Large Cap ETF	$6,205,907	$—

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended November 30, 2023 were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Swan Hedged Equity US Large Cap ETF	$36,613,249	$32,682,900	$85,376,846	$41,702,181

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks’’.

8. OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9.	SUBSEQUENT EVENTS

On December 27, 2023, the Fund declared a distribution to shareholders of record on December 29, 2023, as follows:

Ordinary Income Rate Paid	Ordinary Income Distribution
$0.076	$796,991

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Swan Hedged Equity US Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Swan Hedged Equity US Large Cap ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Swan Hedged Equity US Large Cap ETF (the “Fund”), a series of Listed Funds Trust, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for of the two years in the period then ended, the related notes, and the financial highlights for the years ended November 30, 2023, 2022, and for the period from December 22, 2020 (commencement of operations) through November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2024

Swan Hedged Equity US Large Cap ETF

Supplemental Information

November 30, 2023 (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-970-382-8901, or by visiting the Fund’s website at https://etfs.swanglobalinvestments.com/hedged-equity-etf/.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-970-382-8901. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-970-382-8901, and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://etfs.swanglobalinvestments.com/hedged-equity-etf/.

TAX INFORMATION

For the year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended October 31, 2023, 100.00% of dividends declared from ordinary income were designated as qualified dividend income.

For the year ended October 31, 2023, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Swan Hedged Equity US Large Cap ETF

Board of Trustees and Officers

November 30, 2023 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-970-382-8901, or by visiting the Fund’s website at https://etfs.swanglobalinvestments.com/hedged-equity-etf/.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	55

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	55	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	55	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	55	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Swan Hedged Equity US Large Cap ETF

Board of Trustees and Officers

November 30, 2023 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Fund’s daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Secretary	Indefinite term, November 2023	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Christi C. James 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

Swan Hedged Equity US Large Cap ETF

Privacy Policy

November 30, 2023 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Swan Capital Management, LLC
1099 Main Avenue, Suite 206
Durango, Colorado 81301

Investment Sub-Adviser:

Swan Global Management, LLC
20 Ridge Top
Humacao, Puerto Rico 00791

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no other “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	2/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	2/5/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	2/5/2024

*	Print the name and title of each signing officer under his or her signature.

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